UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION



	Washington, D.C. 20549
	________________________________________



	FORM 8-K



CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 27, 1998


THE MONTANA POWER COMPANY
(Exact name of registrant as specified in its charter)



		Montana		1-4566		      81-0170530
(State or other jurisdiction	(Commission		    (IRS Employer
	of incorporation)	 File Number)		 Identification No.)



40 East Broadway, Butte, Montana 59701
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code (406) 723-5421

Exhibit Index is found on page 5.

ITEM 5.  Other Events.
Third Quarter Net Income

	The Montana Power Company reported consolidated net income of $0.65 per share for the third quarter ended September 30, 1998 -- an increase of 37 cents, or 132 percent over third-quarter 1997 earnings of $0.28 per share.

	Growth in telecommunications continues to lead the improvement in the Company's consolidated earnings. Coupled with the impact of events in the independent power operations, Nonutility operations earned 45 cents per share in the third quarter, compared to 23 cents in the third quarter of 1997.

The Touch America telecommunications unit had an earnings improvement of 10 cents a share, reflecting operations on the in-service segments of the company's 10,000-mile fiber-optic network.

Earnings from the independent power operations increased by 19 cents, largely as a result of two transactions: settlement of a contractual dispute on a project in New York state, and the return of amounts expensed earlier in 1998 on a Texas project now under construction.

Coal volumes were up by 9 percent, but the retroactive impact of charges for the previously announced settlement of a contract dispute and amendments to coal supply and transportation agreements resulted in a reduction of income by 3 cents a share. Oil and gas income was down, reflecting both lower prices and lower oil volumes.

The significant increase in Utility earnings, to 20 cents per share, compared to 5 cents in the third quarter of 1997 resulted primarily from customer growth, generation increases from the hydroelectric plants and increased rates for electricity, as well as reduced maintenance expenses, and an increase in gas revenues.

Year to date consolidated earnings, through September 30, are $1.68 per share, compared to $1.36 in the same period of 1997. Telecommunications earnings, the third-quarter independent power activities previously discussed and increased revenues from other independent power projects are the main reasons for Nonutility earnings increase, to $1.05 for nine months compared to 75 cents in the same period of 1997. The 1997 results included approximately 12 cents per share for gains on the sales of non-strategic properties. For the year, coal volumes are up by 7 percent, more than offsetting the contract settlement impacts mentioned related to third-quarter performance.

Utility earnings year to date are up slightly, to 63 cents per share compared to 61 cents for the same period a year earlier, reflecting both customer growth and higher rates.

	This Form 8-K may contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 at Item 7, "Management's Discussion and Analysis of
Financial Conditions and Results of Operations - Safe Harbor for Forward-Looking Statements." Forward-looking statements are all statements other than statements of historical fact, including without limitation those that are identified by the use of the words "expects," "believes," "anticipate" and similar expressions.

	For comparative purposes, the following table shows the breakdown of consolidated basic net income per share by principal business segment:

			      Quarter Ended
			September 30,	September 30,
			    1998    	    1997

	Utility Operations	$	0.20	$	0.05
	Nonutility Operations		0.45		0.23
		Consolidated	$	0.65	$	0.28

			    Nine Months Ended
			September 30,	September 30,
			    1998    	    1997

	Utility Operations	$	0.63	$	0.61
	Nonutility Operations		1.05		0.75
		Consolidated	$	1.68	$	1.36


			    Twelve Months Ended
			September 30,	September 30,
			    1998    	    1997

	Utility Operations	$	1.10	$	1.06
	Nonutility Operations		1.50		1.10
		Consolidated	$	2.60	$	2.16

ITEM 7.  Exhibits.

99a	Preliminary Consolidated Statements of Income for the Quarters Ended
September 30, 1998 and 1997, Nine Months Ended September 30, 1998 and
1997, and for the Twelve Months Ended September 30, 1998 and 1997.

99b	Preliminary Utility Operations Schedule of Revenues and Expenses for the
Quarters Ended September 30, 1998 and 1997, Nine Months Ended
September 30, 1998 and 1997, and for the Twelve Months Ended
September 30, 1998 and 1997.

99c	Preliminary Nonutility Operations Schedule of Revenues and Expenses for
the Quarters Ended September 30, 1998 and 1997, Nine Months Ended
September 30, 1998 and 1997, and for the Twelve Months Ended
September 30, 1998 and 1997.

99d	Preliminary Operating Statistics


SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


			THE MONTANA POWER COMPANY
		(Registrant)


		By 	/s/ J. P. Pederson
		J. P. Pederson
		Vice President and Chief
		  Financial Officer

Dated:  October 27, 1998

	Exhibit Index

Exhibit	Page

99a	Preliminary Consolidated Statements of Income for the Quarters
Ended September 30, 1998 and 1997, Nine Months Ended
September 30, 1998 and 1997, and for the Twelve Months Ended
September 30, 1998 and 1997.	6

99b	Preliminary Utility Operations Schedule of Revenues and Expenses
for the Quarters Ended September 30, 1998 and 1997, Nine Months
Ended September 30, 1998 and 1997, and for the Twelve Months
Ended September 30, 1998 and 1997.	7

99c	Preliminary Nonutility Operations Schedule of Revenues and
Expenses for the Quarters Ended September 30, 1998 and 1997,
Nine Months Ended September 30, 1998 and 1997, and for the
Twelve Months Ended September 30, 1998 and 1997.	8-9

99d	Preliminary Operating Statistics	10


Exhibit 99a

PRELIMINARY CONSOLIDATED STATEMENT OF INCOME
The Montana Power Company and Subsidiaries

	  Quarter Ended   	Nine Months Ended	 12 Months Ended
	  September 30,  	  September 30,   	  September 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars
REVENUES		$315,215	$234,240	$873,926	$731,661	$	1,165,863	$1,026,472

EXPENSES:
  Operations		141,805	98,967	378,637	291,040	506,665	396,403
  Maintenance		20,738	23,552	60,724	64,967	77,273	85,208
  Selling, general and
    administrative		26,284	26,046	89,221	82,260	122,866	114,683
  Taxes other than income taxes		22,256	24,527	72,582	73,350	94,499	96,432
  Depreciation, depletion and
    amortization			31,285		24,356		86,072		68,777		112,637		93,723
		242,368		197,448		687,236		580,394		913,940		786,449

  INCOME FROM OPERATIONS		72,847	36,792	186,690	151,267	251,923	240,023

INTEREST EXPENSE AND OTHER:
  Interest		14,662	13,958	43,563	39,394	58,836	51,679
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373	1,373	4,119	4,119	5,492	4,122
  Other (income) deductions - net			(1,179)		(1,238)		(3,026)		(13,742)		(23,443)		(13,991)
			14,856		14,093		44,656		29,771		40,885		41,810

INCOME TAXES			21,188		6,458		46,813		44,298		64,386		74,455

NET INCOME		36,803	16,241	95,221	77,198	146,652	123,758
DIVIDENDS ON PREFERRED STOCK			923		923		2,768		2,768		3,690		5,705

NET INCOME AVAILABLE FOR
  COMMON STOCK		$	35,880	$	15,318	$	92,453	$	74,430	$	142,962	$	118,053

AVERAGE NUMBER OF COMMON SHARES
  OUTSTANDING (000)		55,013	54,645	54,957	54,636	54,889	54,635

BASIC NET INCOME PER SHARE OF
  COMMON STOCK	$	0.65	$	0.28	$	1.68	$	1.36	$	2.60	$	2.16

FULLY DILUTED EARNINGS PER SHARE OF
COMMON STOCK	$	0.65	$	0.28	$	1.68	$	1.36	$	2.60	$	2.16

Exhibit 99b

PRELIMINARY UTILITY OPERATIONS

	  Quarter Ended   	 Nine Months Ended	 12 Months Ended
	  September 30,  	  September 30,   	  September 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars
ELECTRIC UTILITY:

REVENUES:
  Revenues		$108,585	$	106,118	$327,820	$323,635	$440,169	$448,793
  Intersegment revenues			2,258		1,140		4,712		3,403		5,995		4,670
		110,843	107,258	332,532	327,038	446,164	453,463
EXPENSES:
  Power supply		28,242	33,649	97,405	100,130	139,877	137,391
  Transmission and distribution		9,913	9,274	27,036	28,075	36,208	36,886
  Selling, general and
    administrative		10,953	12,004	38,393	37,833	51,428	54,669
  Taxes other than income taxes		11,764	12,689	35,936	38,517	44,698	49,615
  Depreciation and amortization			13,185		13,067		39,554		38,613		52,615		52,652
			74,057		80,683		238,324		243,168		324,826		331,213

  INCOME FROM ELECTRIC OPERATIONS		36,786	26,575	94,208	83,870	121,338	122,250

NATURAL GAS UTILITY:

REVENUES:
Revenues (other than including
  gas supply cost revenues)		11,331	12,342	51,364	72,504	84,080	109,873
Gas supply cost revenues		2,447	1,201	22,763	11,135	28,763	16,413
Intersegment revenues			184		113		531		439		680		625
		13,962	13,656	74,658	84,078	113,523	126,911
EXPENSES:
  Gas supply costs		2,447	1,201	22,763	11,135	28,763	16,413
  Other production, gathering and
    exploration		404	1,923	1,557	6,443	2,799	9,222
  Transmission and distribution		3,651	3,560	11,091	10,786	14,942	13,739
  Selling, general and
    administrative		4,786	4,281	14,877	12,734	19,886	18,066
  Taxes other than income taxes		3,251	4,099	9,953	12,627	13,137	16,924
  Depreciation, depletion and
    amortization			2,207		3,120		6,614		9,367		9,186		12,903
			16,746		18,184		66,855		63,092		88,713		87,267

  INCOME FROM GAS OPERATIONS		(2,784)	(4,528)	7,803	20,986	24,810	39,644

INTEREST EXPENSE AND OTHER:
  Interest		13,570	13,541	40,695	38,107	54,778	49,676
  Distributions on company obligated
    mandatorily redeemable preferred
    securities of subsidiary trust		1,373	1,373	4,119	4,119	5,492	4,122
  Other (income) deductions - net			(1,138)		(29)		(1,932)		(384)		(8,676)		824
			13,805		14,885		42,882		41,842		51,594		54,622

INCOME BEFORE INCOME TAXES		20,197	7,162	59,129	63,014	94,554	107,272

INCOME TAXES			8,344		3,227		21,462		26,695		30,411		43,421

DIVIDENDS ON PREFERRED STOCK			923		923		2,768		2,768		3,690		5,705

UTILITY NET INCOME AVAILABLE FOR
  COMMON STOCK		$	10,930	$	3,012	$	34,899	$	33,551	$	60,453	$	58,146

	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS

	  Quarter Ended   	 Nine Months Ended	 12 Months Ended
	  September 30,   	  September 30,   	  September 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars
COAL:

REVENUES:
  Revenues	$	40,391	$44,131	$	128,869	$122,252	$174,240	$172,504
  Intersegment revenues			8,645		9,223		28,501		23,872		38,793		33,371
		49,036	53,354	157,370	146,124	213,033	205,875
EXPENSES:
  Operations and maintenance		32,839	31,838	97,030	86,774	129,340	119,951
  Selling, general and
    administrative		3,663	4,767	13,085	15,193	19,246	20,815
  Taxes other than income taxes		3,894	6,367	17,007	16,605	23,857	23,194
  Depreciation, depletion and
    amortization			1,995		2,282		7,262		4,701		11,604		6,025
		42,391		45,254		134,384		123,273		184,047		169,985

  INCOME FROM COAL
     OPERATIONS		6,645	8,100	22,986	22,851	28,986	35,890

OIL AND NATURAL GAS:

REVENUES:
  Revenues 		55,396	39,306	142,909	116,114	190,451	153,493
  Intersegment revenues			5,927		35		15,560		230		18,450		331
		61,323	39,341	158,469	116,344	208,901	153,824
EXPENSES:
  Operations and maintenance		46,380	28,974	115,500	76,912	156,854	100,516
  Selling, general and
    administrative		4,378	2,515	14,382	7,521	17,585	10,194
  Taxes other than income taxes		1,300	909	3,613	3,562	4,605	4,120
  Depreciation, depletion and
    amortization			5,080		4,334		15,928		12,769		20,081		17,022
			57,138		36,732		149,423		100,764		199,125		131,852

  INCOME FROM OIL AND NATURAL
     GAS OPERATIONS		4,185	2,609	9,046	15,580	9,776	21,972

INDEPENDENT POWER:

REVENUES:
  Revenues		18,154	18,007	54,533	52,225	73,241	70,773
  Earnings from unconsolidated
    investments		20,829	3,266	29,180	7,938	36,221	20,121
  Intersegment Revenues			444		358		1,625		1,572		1,872		2,265
	39,427	21,631	85,338	61,735	111,334	93,159

EXPENSES:
  Operations and maintenance		12,068	16,615	47,909	47,275	64,472	63,687
  Selling, general and
    administrative		873	896	3,028	3,092	4,226	4,510
  Taxes other than income taxes		464	222	1,363	1,468	1,763	1,888
  Depreciation, depletion and
    amortization			5,857		948		8,229		1,914		9,089		3,299
		19,262		18,681		60,529		53,749		79,550		73,384

INCOME FROM INDEPENDENT POWER
  OPERATIONS		20,165	2,950	24,809	7,986	31,784	19,775

	Exhibit 99c

PRELIMINARY NONUTILITY OPERATIONS (continued)

	  Quarter Ended   	 Nine Months Ended	 12 Months Ended
	  September 30,   	  September 30,   	  September 30,
	  1998  	  1997	  1998  	  1997	  1998	  1997
	                 Thousands of Dollars

TELECOMMUNICATIONS:

REVENUES:
  Revenues		$	21,394	$	8,807	$	63,049	$	23,844	$83,669	$31,968
  Earnings from unconsolidated
    investments			1,229		17		6,873		54	7,253	54
  Intersegment Revenues			297		201		800		587		1,011		720
	22,920	9,025	70,722	24,485	91,933	32,742

EXPENSES:
  Operations and maintenance		6,779	5,204	19,245	15,568	24,588	20,915
  Selling, general and
    administrative		2,234	1,401	7,318	4,927	10,234	6,414
  Taxes other than income taxes		1,315	241	3,874	570	5,597	689
  Depreciation, depletion and
    amortization			2,026		472		5,255		1,013		6,698		1,250
		12,354		7,318		35,692		22,078		47,117		29,268

  INCOME FROM TELECOMMUNICATIONS
    OPERATIONS		10,566	1,707	35,030	2,407	44,816	3,474

OTHER OPERATIONS:

REVENUES:
  Revenues		24,930	985	29,599	1,690	30,015	2,012
  Intersegment revenues			265		917		1,025		2,031		2,917		2,236
		25,195	1,902	30,624	3,721	32,932	4,248
EXPENSES:
  Operations and maintenance		26,124	1,159	31,829	1,854	32,368	2,191
  Selling, general and
    administrative		584	1,232	1,921	3,881	5,945	4,465
  Taxes other than income taxes		266		835		842
  Depreciation, depletion and
    amortization			937		133		3,231		399		3,364		572
			27,911		2,524		37,816		6,134		42,519		7,228

  LOSS FROM OTHER OPERATIONS		(2,716)	(622)	(7,192)	(2,413)	(9,587)	(2,980)

INTEREST EXPENSE AND OTHER:
  Interest		2,447	1,335	7,036	4,234	9,407	5,558
  Other (income) deductions - net			(1,397)		(2,128)		(5,261)		(16,305)		(20,116)	(18,368)
			1,050		(793)		1,775		(12,071)		(10,709)	(12,810)

INCOME BEFORE INCOME TAXES		37,795	15,537	82,904	58,482	116,484	90,941

INCOME TAXES			12,845		3,231		25,350		17,603		33,975		31,034

NONUTILITY NET INCOME AVAILABLE
  FOR COMMON STOCK 			$24,950	$	12,306		$57,554	$40,879	$	82,509	$59,907

	Exhibit 99d

PRELIMINARY OPERATING STATISTICS

		Quarter Ended			Nine Months Ended
		September 30,			September 30,
	1998		1997	Change	%	1998	1997	Change	%
ELECTRIC UTILITY GENERATON (Mwhs):
	Hydroelectric		1,019,814	978,677	41,137	4%	2,878,549	3,095,026	(216,477)	(7%)
	Coal Fired			1,257,906		1,227,377	_30,529		2%	3,263,362	3,097,203		166,159		5%
	Total		2,277,720	2,206,054	71,666	3%	6,141,911	6,192,229	(50,318)	(1%)


HEATING DEGREE DAYS:		193	350	(157)	(45%)	4,693	5,130	(437)	(9%)
				Normal	5,120


COAL SALES (thousand of tons):
	Montana		2,769	2,561	208	8% 	7,819	6,427	1,392	22%
	Texas			2,530		2,321		209	 9% 	___6,395		____6,797		(402)	 (6%)
	Total		5,299	4,882	417	9%	14,214	13,224	990	7%


NONUTILITY OIL & GAS PRODUCTION SALES VOLUMES:
	Oil (Bbls)		139,442	271,346	(131,904)	(49%)	461,940	827,454	(365,514)	(44%)

	Natural Gas (Mcfs)		6,249,030	3,451,858	2,797,172	81%	19,133,313	10,265,754	8,867,559	86%

	N G Liquids (Bbls)			147,674		116,223		31,451		27%		461,189		327,102		134,087		41%